ANNUITY INVESTORS LIFE INSURANCE COMPANY(r)

ANNUITY INVESTORS(r) VARIABLE ACCOUNT B

PROSPECTUS FOR INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES (the "Contracts")

Supplement dated November 17, 2001 to the Prospectus dated May 1, 2001

The Cover Page of the Prospectus is amended by adding the following information as the second paragraph:

The Company will pay a bonus credit of 4% of each Purchase Payment made to the Contracts. To help in recovering costs associated with this bonus, the Contracts include a Contingent Deferred Sales Charge that is slightly higher and is imposed for slightly longer on each Purchase Payment. This means that the bonus may be beneficial to you only if you hold the Contract for a sufficient length of time.

The section of the Prospectus entitled "OVERVIEW - Will Any Penalties or Charges Apply If I Surrender A Contract?" is amended in its entirety by substituting the following information for the corresponding information currently appearing in the prospectus:

Will Any Penalties or Charges Apply If I Surrender a Contract?

A contingent deferred sales charge ("CDSC") may apply to amounts surrendered depending on the timing and amount of the surrender. The maximum CDSC is 8% for each purchase payment. For CDSC purposes, any bonus credited to a purchase payment is generally deemed to be part of that purchase payment. CDSC would not be imposed, however, with respect to any bonus amounts recaptured following a cancellation during the free look period. CDSC is also not imposed with respect to any bonus amounts upon full or partial surrender during the first Contract year. The CDSC percentage decreases over eight years to 0% after the eighth year from the date of receipt of each purchase payment. Surrender procedures and the CDSC are described in the Surrenders section of this prospectus. A penalty tax may also be imposed at the time of surrender depending on your age and other circumstances of the surrender. Tax consequences of a surrender are described in the Federal Tax Matters section of this prospectus. The right to surrender may be restricted under certain tax-qualified plans.

The section of the Prospectus entitled "ACCUMULATION PERIOD - Purchase Payment Bonus" is amended in its entirety by substituting the following information for the corresponding information currently appearing in the prospectus:

Purchase Payment Bonus

A bonus in the amount of 4% of each purchase payment will be credited to the Account Value. The bonus will be deemed to be a purchase payment for all purposes under a Contract and this prospectus except where otherwise noted. For example, the bonus will be allocated as part of purchase payment allocations. Any bonus credited to a purchase payment is also deemed to be part of that purchase payment for CDSC purchases. This means if the bonus is returned to the owner on a full or partial surrender following the first year, a contingent deferred sales charge, to the extent applicable to the purchase payment, will be deducted from the bonus amount. CDSC would not be imposed, however, with respect to any bonus amounts recaptured following a cancellation during the free look period. CDSC is also not imposed with respect to any bonus amounts upon full or partial surrender during the first Contract year.

The bonus will not be returned to the owner if a Contract is canceled under the Right to Cancel provision, if any, or if a Contract is surrendered in full during the first Contract year, unless otherwise required by state law. In either case, the bonus will be forfeited and the owner will bear the risk of investment gains or losses on the amount of the bonus that was allocated to the Subaccounts.

The bonus is funded from the Company's General Account, and the Company guarantees that the bonus will never be less than 4%. The contingent deferred sales charge ("CDSC") for the Contract is slightly higher and longer than for the other variable annuity contracts issued by the Company through Annuity Investors® Variable Account B. The Company expects to partially recover the expenses associated with providing the bonus under the Contract from this additional CDSC. The mortality and expense risk charge for the Contract is the same as for other variable annuity standard contracts issued by the Company through Annuity Investors® Variable Account B. It does not include any additional charge for the bonus feature.

In certain circumstances, due to the generally higher surrender charge and longer surrender period for a contract with a bonus, an annuity contract without a bonus may provide greater value on surrender. In addition, if you surrender your contract during the first Contract Year, we will recapture the entire amount of the bonus even if your Contract has declined in value to an amount less than your Purchase Payments. As with any variable annuity that features a contingent deferred sales charge, you should carefully consider your need to access your Account Value during the CDSC period, and the extent to which the free withdrawal privilege available under the Contract may be sufficient.

The section of the Prospectus entitled "ACCUMULATION PERIOD - Surrenders" is amended by substituting the following information for the corresponding information currently appearing in the prospectus as the first paragraph of that section, immediately preceding the chart:

Surrenders

An owner may surrender a Contract either in full or in part during the Accumulation Period. A contingent deferred sales charge ("CDSC") may apply on surrender. If bonus amounts credited to a purchase payment are returned to the owner on a full or partial surrender following the first year, a contingent deferred sales charge, to the extent applicable to the purchase payment, will be deducted from the bonus amount. CDSC would not be imposed, however, with respect to any bonus amounts recaptured following a cancellation during the free look period. CDSC is also not imposed with respect to any bonus amounts upon full or partial surrender during the first Contract year. The restrictions and charges on surrenders are as follows:

[The chart and the remainder of the Surrenders section, as set forth in the prospectus, remain unchanged.]